UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2017 (September 19, 2017)

Bioptix, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	001-33675	84-155337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

834-F South Perry Street, Suite 443 Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 545-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 3.02. Unregistered Sales of Equity Securities.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective September 19, 2017, Bioptix, Inc. (the “Company”) changed its state of incorporation from Colorado to Nevada (the “Reincorporation”). As of that date, the rights of the Company’s stockholders began to be governed by the Nevada corporation laws, the Nevada Articles of Incorporation and the Nevada By-Laws.  The Nevada Articles of Incorporation and the Nevada Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively.

Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Nevada Articles of Incorporation and the Nevada By-Laws, and the changes in rights of the Company’s stockholders as a result of the Reincorporation, is set forth in Proposal No. 1 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 7, 2017, which describes the Reincorporation, and is incorporated herein by reference.

On September 20, 2017, we designated 2,000,000 shares of preferred stock as “2% Series A Convertible Preferred Stock” in connection with the filing of a Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of 2% Series A Convertible Preferred Stock (“Certificate of Designation”) with the Secretary of State of the State of Nevada.  The Certificate of Designation is filed as Exhibit 3.3 hereto.

As previously disclosed on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 16, 2017, the Company previously entered into separate securities purchase agreements (the “Purchase Agreements”) pursuant to which it agreed to sell up to $4,750,000 of principal amount of convertible promissory notes (the “Notes”).  Under the terms of the Purchase Agreement, the Notes shall automatically, and without any further action on the part of the investors, be exchanged for shares of Series A convertible preferred stock of the Company.  As such, and pursuant to the Purchase Agreements, on September 20, 2017, the Company issued an aggregate of 19,194.72 shares of 2% Series A Convertible Preferred Stock, convertible into an aggregate of 1,919,472 shares of Common Stock, in exchange for $4,798,671 of Notes then outstanding (the “Exchange Transaction”).

The Exchange Transaction was made in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 3(a)(9) thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Articles of Incorporation, as filed with the Secretary of State of the State of Nevada
3.2	By-Laws
3.3	Certificate of Designations, as filed with the Secretary of State of the State of Nevada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bioptix, Inc. (Registrant)
September 25, 2017	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer